                                                                     EXHIBIT 4.5

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR AN EXEMPTION THEREFROM. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF LEGAL COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.


KS-1A                                                              60,000 Shares

                              NEOWARE SYSTEMS, INC.
                              ---------------------

                       Date of Issuance: January 31, 1998
                       Expiration Date: January 31, 2001


                    Warrant for the Purchase of Common Stock
                    ----------------------------------------


         FOR VALUE RECEIVED, Neoware Systems, Inc., a Delaware corporation (the Company"), hereby certifies that Kirlin Holding Corp. or assigns (the "Holder"), is entitled, subject to the provisions of this Warrant, to purchase from the Company, at any time before 5:00 p.m. (Eastern Standard Time) on January 31, 2001 (the "Expiration Date"), up to Sixty Thousand (60,000) shares of common stock, $.001 par value per share ("Common Stock"), of the Company. The Company in its sole discretion may extend the duration of the Warrant by delaying the Expiration Date.

         The Common Stock purchasable upon exercise of this Warrant may be purchased at an exercise price, subject to adjustment pursuant to Section 2 below, of $3.00 per share (as adjusted pursuant to Section 2 hereof, the "Warrant Price").

         The number of shares of Common Stock to be received upon the exercise of this Warrant and the price to be paid for a share of Common Stock are subject to adjustment from time to time as hereinafter set forth. The shares of Common Stock deliverable upon such exercise, as adjusted from time to time, are hereinafter sometimes referred to as the "Warrant Shares."

         1.       Exercise of Warrant.

                  1.1 Payment. This Warrant may be exercised by the registered holder thereof by surrendering it to the Company at its principal office in King of Prussia, Pennsylvania (or at such other address as the Company may hereafter notify the Holder in writing), with the subscription form, as annexed hereto, duly executed, and by paying in full, either (i) in lawful money of the United States, in cash, good certified check or good bank draft payable to the order of the Company or (ii) by net issuance (as provided below), the Warrant Price for each full share of Common Stock as to which this Warrant is exercised and any and all applicable taxes due in connection with the exercise of this Warrant, the exchange of this Warrant for the Common Stock, and the issuance of the Common Stock.

                      In lieu of the payment of the Warrant Price in the manner provided by this Section 1.1, the registered holder shall have the right (but not the obligation) to convert this Warrant, in whole or in part, into Common Stock ("Conversion Right"), as follows: upon exercise of the Conversion Right, the Company shall deliver to the registered Holder (without payment of any of the Warrant Price) that number of shares of Common Stock equal to the quotient obtained by dividing (x) the "Value" (as defined below) of the portion of the Warrant being converted at the time the Conversion Right is exercised by (y) the "Current Value" (as defined in Section 2.5). The "Value" of the portion of the Warrant being converted shall equal the remainder derived from subtracting (a) the Warrant Price multiplied by the number of shares of Common Stock underlying the portion of the Warrant being converted from (b) the Current Value of the Common Stock multiplied by the number of shares of Common Stock underlying the portion of the Warrant being converted.

                  1.2 Issuance of Certificates. As soon as practicable after the exercise of this Warrant, the Company shall cause to be issued to the registered Holder of this Warrant a certificate or certificates for the number of full shares of Common Stock to which he is entitled, registered in such name or names as may be directed by him, and if the Warrant shall not have been exercised in full, a new Warrant for the number of shares as to which this Warrant shall not have been exercised, reduced by the number of shares of Common Stock deemed to have been surrendered in connection with a net issuance. Notwithstanding the foregoing, the Company shall not be obligated to deliver any securities pursuant to the exercise of this Warrant unless an exemption from registration under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the securities is available. This Warrant may not be exercised by, or securities issued to, the registered Holder in any state in which such exercise would be unlawful. The Company agrees to take all reasonable action necessary to permit the exercise of this Warrant by the Registered Holder in compliance with the Securities Act and applicable state securities laws.

                  1.3 Valid Issuance. All shares of Common Stock issued upon the proper exercise of this Warrant in conformity with the terms contained herein shall be validly issued.

                  1.4 Date of Issuance. Each person in whose name any such certificate for shares of Common Stock is issued shall for all purposes be deemed to have become the holder of record of such shares on the date on which this Warrant was surrendered and payment of the Warrant Price was made, irrespective of the date of delivery of such certificate, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open.

         2.       Adjustments.

                  2.1 Stock Dividends - Split-Ups. If after the date hereof, and subject to the provisions of Section 2.5 below, the number of outstanding shares of Common Stock is increased by a stock dividend payable in shares of Common Stock or by a split-up of shares of Common Stock or other similar event, then, on the day following the date fixed for the determination of holders of Common Stock entitled to receive such stock dividend or split-up, the number of shares issuable on exercise of this Warrant shall be increased in proportion to such increase in outstanding shares and the then applicable Warrant Price shall be correspondingly decreased.

                  2.2 Aggregation of Shares. If after the date hereof, and subject to the provisions of Section 2.5, the number of outstanding shares of Common Stock is decreased by a consolidation, combination or reclassification of shares of Common Stock or other similar event, then, after the effective date of such consolidation, combination or reclassification, the number of shares issuable on exercise of this Warrant shall be decreased in proportion to such decrease in outstanding shares and the then applicable Warrant Price shall be correspondingly increased.

                  2.3 Reorganization. etc. If after the date hereof any capital reorganization or reclassification of the Common Stock of the Company, or consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation or other similar event shall be effected, then, as a condition of such reorganization, reclassification, consolidation, merger, or sale, lawful and fair provision shall be made whereby the Warrant Holder shall thereafter have the right to purchase and receive, upon the basis and upon the terms and conditions specified in this Warrant and in lieu of the shares of Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such shares of stock, securities, or assets as may be issued or payable with respect to or in exchange for the number of outstanding shares of such Common Stock equal to the number of shares of such stock immediately theretofore purchasable and receivable upon the exercise of the rights represented by this Warrant, had such reorganization, reclassification, consolidation, merger, or sale not taken place and in such event appropriate provision shall be made with respect to the rights and interests of the Holder to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Warrant Price and of the number of shares purchasable upon the exercise of the Warrant) shall thereafter be applicable, as nearly as may be in relation to any share of stock, securities, or assets thereafter deliverable upon the exercise hereof. The Company shall not effect any such consolidation, merger, or sale unless prior to the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger, or the corporation purchasing such assets, shall assume by written instrument executed and delivered to the Company the obligation to deliver to the Holder such shares of stock, securities, or assets as, in accordance with the foregoing provisions the Holder may be entitled to purchase.

                  2.4 Notices of Changes in Warrant. Upon every adjustment of the Warrant Price or the number of shares issuable on exercise of this Warrant, the Company shall give written notice thereof to the registered Holder, which notice shall state the Warrant Price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Upon the occurrence of any event specified in Sections 2.1, 2.2, or 2.3, then, in any such event, the Company shall give written notice in the manner set forth above of the record date for such dividend, distribution, or subscription rights, or the effective date of such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, winding up or issuance. Such notice shall also specify the date as of which the holders of Common Stock of record shall participate in such dividend, distribution, or subscription rights, or shall be entitled to exchange their Common Stock for stock, securities, or other assets deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, winding up of issuance. Failure to give such notice, or any defect therein, shall not affect the legality or validity of such event.

                  2.5 No Fractional Shares. Notwithstanding any provision contained in this Warrant to the contrary, the Company shall not issue fractional shares upon exercise of this Warrant. If, by reason of any adjustment made pursuant to this Section 2, the Holder would be entitled, upon the exercise of this Warrant, to receive a fractional interest in a share, the Company shall, upon such exercise, purchase such fractional interest, determined as follows:

                      (i) If the Common Stock is listed on a National Securities Exchange or admitted to unlisted trading privileges on such exchange or listed for trading on the Nasdaq Stock Market or the NASD OTC Bulletin Board, the current value ("Current Value") shall be the last reported sale price of the Common Stock on the principal trading market for the Common Stock on the last business day prior to the date of exercise or conversion of the Warrant or if no such sale is made on such day, the average of the closing bid and asked prices for such day on such exchange; or

                      (ii) If the Common Stock is not listed or admitted to unlisted trading privileges, the Current Value shall be the mean of the last reported bid and asked prices reported by the National Quotation Bureau, Inc. on the last business day prior to the date of the exercise or conversion of the Warrant; or

                      (iii) If the Common Stock is not so listed or admitted to unlisted trading privileges and bid and asked prices are not so reported, the Current Value shall be an amount determined in good faith and in such reasonable manner as may be prescribed by resolution of the Board of Directors of the Company.

         3.       Transfer and Exchange of Warrant.

                  3.1 Procedure for Surrender of Warrant. This Warrant may be surrendered to the Company, together with a written request for exchange, and thereupon the Company shall cause to be issued in exchange therefor one or more new Warrants as requested by the registered Holder of this Warrant so surrendered, representing an equal aggregate number of Warrants; provided, however, that in the event that this Warrant bears a restrictive legend, the Company shall not cancel this Warrant and issue new Warrants in exchange therefor until the Company has received an opinion of counsel stating that such transfer may be made and indicating whether the new Warrants must also bear a restrictive legend.

                  3.2 Fractional Warrants. The Company shall not be required to effect any registration of transfer or exchange which will result in the issuance of a fraction of a Warrant.

                  3.3 Service Charges. No service charge shall be made for any exchange or registration of transfer of this Warrant.

         4.       Other Provisions Relating to Rights of the Holder of this
                  Warrant.

                  4.1 No Rights as Stockholder. This Warrant does not entitle the Holder thereof to any of the rights of a stockholder of the Company, including, without limitation, the right to receive dividends, or other distributions, exercise any preemptive rights to vote or to consent or to receive notice as stockholders in respect of the meetings of stockholders or the election of directors of the Company or any other matter.

                  4.2 Lost. Stolen. Mutilated. or Destroyed Warrant. If this Warrant is lost, stolen, mutilated, or destroyed, the Company may on such terms as to indemnify or otherwise as it may in its discretion impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination, tenor, and date as this Warrant so lost, stolen, mutilated, or destroyed. Any such new Warrant shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated, or destroyed Warrant shall be at any time enforceable by anyone.

                  4.3 Reservation of Common Stock. The Company shall at all times reserve and keep available a number of its authorized but unissued shares of Common Stock that will be sufficient to permit the exercise in full of this Warrant.

         5. Payment of Taxes. The Company will from time to time promptly pay all taxes and charges that may be imposed upon the Company in respect of the issuance or delivery of shares of Common Stock upon the exercise of this Warrant, but the Company shall not be obligated to pay any transfer taxes in respect of the Warrant or such shares.

         6. Restrictions on Transferability of Warrant and Shares; Registration Rights.

                  6.1 In General. This Warrant and the Common Stock issued upon the exercise hereof shall not be transferable except upon the conditions hereinafter specified, which conditions are intended to insure compliance with the provisions of the Securities Act and any applicable state securities laws in respect of the transfer of this Warrant or any such Common Stock.

                  6.2 Restrictive Legends. This Warrant (including each Warrant issued upon the transfer of any Warrant) shall bear on the face thereof a legend substantially in the form of the notice endorsed on the first page of this Warrant.

                  Each certificate for shares of Common Stock initially issued upon the exercise of this Warrant and each certificate for shares of Common Stock issued to a subsequent transferee of such certificate shall, unless otherwise permitted by the provisions of this Section 6.2, bear on the face thereof a legend reading substantially as follows:

         THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR AN EXEMPTION THEREFROM. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF LEGAL COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

                  In the event that a registration statement covering the shares of Common Stock issued upon exercise of this Warrant shall become effective under the Securities Act or in the event that the Company shall receive an opinion of its counsel that, in the opinion of such counsel, such legend is not, or is no longer, necessary or required (including, without limitation, because of the availability of the exemption afforded by Rule 144 of the Regulations of the Securities and Exchange Commission), the Company shall, or shall instruct its transfer agents and registrars to, remove such legend from the certificates evidencing such shares of Common Stock or issue new certificates without such legend in lieu thereof.

                  6.3 Notice of Proposed Transfer. Prior to any proposed transfer of this Warrant or the shares of Common Stock issued upon exercise of this Warrant, the Holder thereof shall give written notice to the Company of its intention to effect such transfer. Each such notice shall describe the manner of the proposed transfer and, if requested by the Company, shall be accompanied by an opinion of counsel satisfactory to the Company to the effect that the proposed transfer may be effected without registration under the Securities Act, whereupon the holder of such securities shall be entitled to transfer such stock in accordance with the terms of this notice. Each certificate for Warrants or Common stock transferred as above provided shall bear the legend set forth in
Section 6.2, except that such certificate shall not bear such legend if the opinion of counsel referred to above is to the further effect that the transferee and any subsequent transferee (other than an affiliate of the Company) would be entitled to transfer such securities in a public sale without registration under the Securities Act. The restrictions provided for in this
Section 8.2 shall not apply to securities which are not required to bear the legend prescribed by Section 6.2 in accordance with the provisions of that Section.

                  6.4 Required Registration and Notice. Subject to the conditions set forth in Section 6.4 hereof, upon the written request of the Holder of this Warrant or shares of Common Stock issued or issuable upon the exercise of the Warrant and evidenced by a certificate required to bear the legend specified in Section 6.2 (the "Restricted Shares") setting forth the Holder's demand that the Company effect the registration pursuant to a registration statement permitted under the Securities Act of such Restricted Shares, the Company shall promptly give written notice to all holders of Warrants and Restricted Shares of a proposed registration, and shall, subject to the conditions of Section 6.4, use its best efforts to effect promptly any such registration pursuant to a registration statement under the Securities Act of
(a) such Restricted Shares, and (b) all Restricted Shares of the Holder of this Warrant or Restricted Shares which shall have advised the Company in writing within 30 days after the giving of such written notice by the Company of their desire to have their Restricted Shares registered under the Securities Act, for public sale in accordance with the method of disposition described by the holders, and the Company will keep effective such registration and a prospectus related thereto current until the earlier of such time that the Restricted Shares (i) have been sold or (ii) are eligible for sale without restriction pursuant to Rule 144(k) of the Regulations of the Securities and Exchange Commission.

                  6.5 Conditions to Required Registration.

                      (a) The Company shall not be required to register or to use its best efforts to effect any registration of the Restricted Shares under the Securities Act:

                          (i) more than one time in the aggregate for all
holders thereof; or

                          (ii) more than two years after the date on which the
last remaining rights under this Warrant are exercised; or

                          (iii) unless a demand therefor is made to the Company
by the holders of at least 50% of the aggregate number of the Restricted Shares issued or issuable under this Warrant; or

                          (iv) if any holder which has advised the Company in
writing of its desire to have its Restricted Shares (or portion thereof) registered is, in the opinion of counsel for such holder, legally permitted to sell all such shares pursuant to any exemption from the registration requirements of the Securities Act; or

                          (v) any securities other than Restricted Shares.

                      (b) The Company may delay any registration of Restricted Shares required pursuant to Section 6.3 for a period not exceeding 60 days provided the Company shall in good faith determine, as evidenced by resolution of its Board of Directors, that any such registration would adversely affect active negotiations or planning for a proposed or pending merger, stock or asset acquisition or sale of all or substantially all of the Company's assets.

                      (c) The Company may include in the registration statement pursuant to which the Restricted Shares are registered additional securities of the Company to be sold for the account of the Company or other security holders, as long as such inclusion does not adversely affect the registration of the Restricted Shares.

         7.       Miscellaneous Provisions.

                  7.1 Successors. All the covenants and provisions of this Warrant by or for the benefit of the Company shall bind and inure to the benefit of its successors and assigns.

                  7.2 Notices. Any notice, statement or demand authorized by this Warrant to be given or made by the Holder of this Warrant to or on the Company shall be sufficiently given or made if sent by certified mail, or private courier service, postage prepaid, addressed (until another address is provides in writing by the Company to the Holder), as follows:

                Neoware Systems, Inc.
                400 Feheley Drive
                King of Prussia, Pennsylvania 19406
                Attn:  Edward C. Callahan, President and Chief Executive Officer

With a copy to:

                McCausland, Keen & Buckman
                Radnor Court
                259 Radnor-Chester Road, Suite 160
                Radnor, Pennsylvania 19087-5240
                Attn:  Nancy D. Weisberg, Esquire

Any notice, statement or demand authorized by this Warrant to be given or made by the Holder of this Warrant to the Company shall be sufficiently given or made if sent by certified mail or private courier service, postage prepaid, addressed (until another address is provided in writing by the Holder to the Company), as follows:

                Kirlin Holding Corp.
                6901 Jericho Turnpike
                Syosset, New York 11791

                  7.3 Applicable Law. The validity, interpretation, and performance of this Warrant shall be governed in all respects by the laws of the State of New York, without giving effect to conflict of laws.

                  7.4 Effect of Headings. The Section headings herein are for convenience only and are not part of this Warrant and shall not affect the interpretation thereof.

                  IN WITNESS WHEREOF, this Warrant has been duly executed by the Company as of the day and year first above written.

Attest:                                              NEOWARE SYSTEMS, INC.

/s/ Margaret M. Huebsch               By: /s/Edward C. Callahan, Jr.
-----------------------                   --------------------------
                                          Edward C. Callahan, Jr., President and
                                          Chief Executive Officer

                                SUBSCRIPTION FORM
                                -----------------

                                                 Dated __________________, 19___

         The undersigned hereby irrevocably elects to exercise the within Warrant dated as of ________________ to purchase _________shares of Common Stock, $.001 par value per share, of Neoware Systems, Inc., a Delaware corporation, and hereby makes payment pursuant to Section 1.1 of the Warrant of $ in payment of the Warrant Price thereof.

                                       or
                                       --

         The undersigned hereby irrevocably elects to convert its right to purchase __________ shares of Common Stock, $.001 par value per share, of Neoware Systems, Inc., a Delaware corporation, purchasable under the within Warrant dated as of _______________, into __________ shares of Common Stock (based on a "Current Value" of $__________).

                                            Holder:
                                            ______________________________

                                            By:___________________________
                                            Print Name:___________________
                                            Title:________________________
                                            Date:_________________________

                                 ASSIGNMENT FORM

                                                   Date __________________, 19__


         FOR VALUE RECEIVED, ____________________________ hereby sells, assigns and transfers unto___________________________________________________________________________
                    (please type or print in block letters)

_______________________________________________________________________________
                               (insert address)
its right to purchase ____________shares of Common Stock, $.001 par value per share, of Neoware Systems, Inc., a Delaware corporation (the "Company"), represented by this Warrant and does hereby irrevocably constitute and appoint , Attorney, to transfer the same on the books of the Company, with full power of substitution in the premises.



                                                  ______________________________


                                                  By:___________________________
                                                  Print Name:___________________
                                                  Title:________________________
                                                  Date:_________________________

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR AN EXEMPTION THEREFROM. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF LEGAL COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.


KS-2A                                                              60,000 Shares

                              NEOWARE SYSTEMS, INC.
                              --------------------

                       Date of Issuance: January 31, 1998
                       Expiration Date: January 31, 2001


                    Warrant for the Purchase of Common Stock
                    ----------------------------------------

         FOR VALUE RECEIVED, Neoware Systems, Inc., a Delaware corporation (the Company"), hereby certifies that Kirlin Holding Corp. or assigns (the "Holder"), is entitled, subject to the provisions of this Warrant, to purchase from the Company, at any time during the Exercise Period (as defined below), up to Sixty Thousand (60,000) shares of Common Stock of the Company. The term "Exercise Period" shall mean the period commencing on the third business day after the ten
(10) consecutive trading day period during which the last sale price of the Common Stock has been at least $7.00 on each day in such period, which period must be completed prior to July 31, 1999, and terminating prior to 5:00 p.m. (Eastern Standard Time) on January 31, 2001 (the "Expiration Date"). The Company in its sole discretion may extend the duration of the Warrant by delaying the Expiration Date.

         The Common Stock purchasable upon exercise of this Warrant may be purchased at an exercise price, subject to adjustment pursuant to Section 2 below, of $5.00 per share (as adjusted pursuant to Section 2 hereof, the "Warrant Price").

         The number of shares of Common Stock to be received upon the exercise of this Warrant and the price to be paid for a share of Common Stock are subject to adjustment from time to time as hereinafter set forth. The shares of Common Stock deliverable upon such exercise, as adjusted from time to time, are hereinafter sometimes referred to as the "Warrant Shares."

         1.       Exercise of Warrant.

                  1.1 Payment. This Warrant may be exercised by the registered holder thereof by surrendering it to the Company at its principal office in King of Prussia, Pennsylvania (or at such other address as the Company may hereafter notify the Holder in writing), with the subscription form, as annexed hereto, duly executed, and by paying in full, either (i) in lawful money of the United States, in cash, good certified check or good bank draft payable to the order of the Company or (ii) by net issuance (as provided below), the Warrant Price for each full share of Common Stock as to which this Warrant is exercised and any and all applicable taxes due in connection with the exercise of this Warrant, the exchange of this Warrant for the Common Stock, and the issuance of the Common Stock.

                      In lieu of the payment of the Warrant Price in the manner provided by this Section 1.1, the registered holder shall have the right (but not the obligation) to convert this Warrant, in whole or in part, into Common Stock ("Conversion Right"), as follows: upon exercise of the Conversion Right, the Company shall deliver to the registered Holder (without payment of any of the Warrant Price) that number of shares of Common Stock equal to the quotient obtained by dividing (x) the "Value" (as defined below) of the portion of the Warrant being converted at the time the Conversion Right is exercised by (y) the "Current Value" (as defined in Section 2.5). The "Value" of the portion of the Warrant being converted shall equal the remainder derived from subtracting (a) the Warrant Price multiplied by the number of shares of Common Stock underlying the portion of the Warrant being converted from (b) the Current Value of the Common Stock multiplied by the number of shares of Common Stock underlying the portion of the Warrant being converted.

                  1.2 Issuance of Certificates. As soon as practicable after the exercise of this Warrant, the Company shall cause to be issued to the registered Holder of this Warrant a certificate or certificates for the number of full shares of Common Stock to which he is entitled, registered in such name or names as may be directed by him, and if the Warrant shall not have been exercised in full, a new Warrant for the number of shares as to which this Warrant shall not have been exercised, reduced by the number of shares of Common Stock deemed to have been surrendered in connection with a net issuance. Notwithstanding the foregoing, the Company shall not be obligated to deliver any securities pursuant to the exercise of this Warrant unless an exemption from registration under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the securities is available. This Warrant may not be exercised by, or securities issued to, the registered Holder in any state in which such exercise would be unlawful. The Company agrees to take all reasonable action necessary to permit the exercise of this Warrant by the Registered Holder in compliance with the Securities Act and applicable state securities laws.

                  1.3 Valid Issuance. All shares of Common Stock issued upon the proper exercise of this Warrant in conformity with the terms contained herein shall be validly issued.

                  1.4 Date of Issuance. Each person in whose name any such certificate for shares of Common Stock is issued shall for all purposes be deemed to have become the holder of record of such shares on the date on which this Warrant was surrendered and payment of the Warrant Price was made, irrespective of the date of delivery of such certificate, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open.

         2.       Adjustments.

                  2.1 Stock Dividends - Split-Ups. If after the date hereof, and subject to the provisions of Section 2.5 below, the number of outstanding shares of Common Stock is increased by a stock dividend payable in shares of Common Stock or by a split-up of shares of Common Stock or other similar event, then, on the day following the date fixed for the determination of holders of Common Stock entitled to receive such stock dividend or split-up, the number of shares issuable on exercise of this Warrant shall be increased in proportion to such increase in outstanding shares and the then applicable Warrant Price shall be correspondingly decreased.

                  2.2 Aggregation of Shares. If after the date hereof, and subject to the provisions of Section 2.5, the number of outstanding shares of Common Stock is decreased by a consolidation, combination or reclassification of shares of Common Stock or other similar event, then, after the effective date of such consolidation, combination or reclassification, the number of shares issuable on exercise of this Warrant shall be decreased in proportion to such decrease in outstanding shares and the then applicable Warrant Price shall be correspondingly increased.

                  2.3 Reorganization. etc. If after the date hereof any capital reorganization or reclassification of the Common Stock of the Company, or consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation or other similar event shall be effected, then, as a condition of such reorganization, reclassification, consolidation, merger, or sale, lawful and fair provision shall be made whereby the Warrant Holder shall thereafter have the right to purchase and receive, upon the basis and upon the terms and conditions specified in this Warrant and in lieu of the shares of Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such shares of stock, securities, or assets as may be issued or payable with respect to or in exchange for the number of outstanding shares of such Common Stock equal to the number of shares of such stock immediately theretofore purchasable and receivable upon the exercise of the rights represented by this Warrant, had such reorganization, reclassification, consolidation, merger, or sale not taken place and in such event appropriate provision shall be made with respect to the rights and interests of the Holder to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Warrant Price and of the number of shares purchasable upon the exercise of the Warrant) shall thereafter be applicable, as nearly as may be in relation to any share of stock, securities, or assets thereafter deliverable upon the exercise hereof. The Company shall not effect any such consolidation, merger, or sale unless prior to the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger, or the corporation purchasing such assets, shall assume by written instrument executed and delivered to the Company the obligation to deliver to the Holder such shares of stock, securities, or assets as, in accordance with the foregoing provisions the Holder may be entitled to purchase.

                  2.4 Notices of Changes in Warrant. Upon every adjustment of the Warrant Price or the number of shares issuable on exercise of this Warrant, the Company shall give written notice thereof to the registered Holder, which notice shall state the Warrant Price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Upon the occurrence of any event specified in Sections 2.1, 2.2, or 2.3, then, in any such event, the Company shall give written notice in the manner set forth above of the record date for such dividend, distribution, or subscription rights, or the effective date of such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, winding up or issuance. Such notice shall also specify the date as of which the holders of Common Stock of record shall participate in such dividend, distribution, or subscription rights, or shall be entitled to exchange their Common Stock for stock, securities, or other assets deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, winding up of issuance. Failure to give such notice, or any defect therein, shall not affect the legality or validity of such event.

                  2.5 No Fractional Shares. Notwithstanding any provision contained in this Warrant to the contrary, the Company shall not issue fractional shares upon exercise of this Warrant. If, by reason of any adjustment made pursuant to this Section 2, the Holder would be entitled, upon the exercise of this Warrant, to receive a fractional interest in a share, the Company shall, upon such exercise, purchase such fractional interest, determined as follows:

                      (i) If the Common Stock is listed on a National Securities Exchange or admitted to unlisted trading privileges on such exchange or listed for trading on the Nasdaq Stock Market or the NASD OTC Bulletin Board, the current value ("Current Value") shall be the last reported sale price of the Common Stock on the principal trading market for the Common Stock on the last business day prior to the date of exercise or conversion of the Warrant or if no such sale is made on such day, the average of the closing bid and asked prices for such day on such exchange; or

                      (ii) If the Common Stock is not listed or admitted to unlisted trading privileges, the Current Value shall be the mean of the last reported bid and asked prices reported by the National Quotation Bureau, Inc. on the last business day prior to the date of the exercise or conversion of the Warrant; or

                      (iii) If the Common Stock is not so listed or admitted to unlisted trading privileges and bid and asked prices are not so reported, the Current Value shall be an amount determined in good faith and in such reasonable manner as may be prescribed by resolution of the Board of Directors of the Company.

         3.       Transfer and Exchange of Warrant.

                  3.1 Procedure for Surrender of Warrant. This Warrant may be surrendered to the Company, together with a written request for exchange, and thereupon the Company shall cause to be issued in exchange therefor one or more new Warrants as requested by the registered Holder of this Warrant so surrendered, representing an equal aggregate number of Warrants; provided, however, that in the event that this Warrant bears a restrictive legend, the Company shall not cancel this Warrant and issue new Warrants in exchange therefor until the Company has received an opinion of counsel stating that such transfer may be made and indicating whether the new Warrants must also bear a restrictive legend.

                  3.2 Fractional Warrants. The Company shall not be required to effect any registration of transfer or exchange which will result in the issuance of a fraction of a Warrant.

                  3.3 Service Charges. No service charge shall be made for any exchange or registration of transfer of this Warrant.

         4. Other Provisions Relating to Rights of the Holder of this Warrant.

                  4.1 No Rights as Stockholder. This Warrant does not entitle the Holder thereof to any of the rights of a stockholder of the Company, including, without limitation, the right to receive dividends, or other distributions, exercise any preemptive rights to vote or to consent or to receive notice as stockholders in respect of the meetings of stockholders or the election of directors of the Company or any other matter.

                  4.2 Lost. Stolen. Mutilated. or Destroyed Warrant. If this Warrant is lost, stolen, mutilated, or destroyed, the Company may on such terms as to indemnify or otherwise as it may in its discretion impose (which shall, in the case of a mutilated

Warrant, include the surrender thereof), issue a new Warrant of like denomination, tenor, and date as this Warrant so lost, stolen, mutilated, or destroyed. Any such new Warrant shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated, or destroyed Warrant shall be at any time enforceable by anyone.

                  4.3 Reservation of Common Stock. The Company shall at all times reserve and keep available a number of its authorized but unissued shares of Common Stock that will be sufficient to permit the exercise in full of this Warrant.

         5. Payment of Taxes. The Company will from time to time promptly pay all taxes and charges that may be imposed upon the Company in respect of the issuance or delivery of shares of Common Stock upon the exercise of this Warrant, but the Company shall not be obligated to pay any transfer taxes in respect of the Warrant or such shares.

         6. Restrictions on Transferability of Warrant and Shares; Registration Rights.

                  6.1 In General. This Warrant and the Common Stock issued upon the exercise hereof shall not be transferable except upon the conditions hereinafter specified, which conditions are intended to insure compliance with the provisions of the Securities Act and any applicable state securities laws in respect of the transfer of this Warrant or any such Common Stock.

                  6.2 Restrictive Legends. This Warrant (including each Warrant issued upon the transfer of any Warrant) shall bear on the face thereof a legend substantially in the form of the notice endorsed on the first page of this Warrant.

                  Each certificate for shares of Common Stock initially issued upon the exercise of this Warrant and each certificate for shares of Common Stock issued to a subsequent transferee of such certificate shall, unless otherwise permitted by the provisions of this Section 6.2, bear on the face thereof a legend reading substantially as follows:

         THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR AN EXEMPTION THEREFROM. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF LEGAL COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN

         COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

                  In the event that a registration statement covering the shares of Common Stock issued upon exercise of this Warrant shall become effective under the Securities Act or in the event that the Company shall receive an opinion of its counsel that, in the opinion of such counsel, such legend is not, or is no longer, necessary or required (including, without limitation, because of the availability of the exemption afforded by Rule 144 of the Regulations of the Securities and Exchange Commission), the Company shall, or shall instruct its transfer agents and registrars to, remove such legend from the certificates evidencing such shares of Common Stock or issue new certificates without such legend in lieu thereof.

                  6.3 Notice of Proposed Transfer. Prior to any proposed transfer of this Warrant or the shares of Common Stock issued upon exercise of this Warrant, the Holder thereof shall give written notice to the Company of its intention to effect such transfer. Each such notice shall describe the manner of the proposed transfer and, if requested by the Company, shall be accompanied by an opinion of counsel satisfactory to the Company to the effect that the proposed transfer may be effected without registration under the Securities Act, whereupon the holder of such securities shall be entitled to transfer such stock in accordance with the terms of this notice. Each certificate for Warrants or Common stock transferred as above provided shall bear the legend set forth in
Section 6.2, except that such certificate shall not bear such legend if the opinion of counsel referred to above is to the further effect that the transferee and any subsequent transferee (other than an affiliate of the Company) would be entitled to transfer such securities in a public sale without registration under the Securities Act. The restrictions provided for in this
Section 8.2 shall not apply to securities which are not required to bear the legend prescribed by Section 6.2 in accordance with the provisions of that Section.

                  6.4 Required Registration and Notice. Subject to the conditions set forth in Section 6.4 hereof, upon the written request of the Holder of this Warrant or shares of Common Stock issued or issuable upon the exercise of the Warrant and evidenced by a certificate required to bear the legend specified in Section 6.2 (the "Restricted Shares") setting forth the Holder's demand that the Company effect the registration pursuant to a registration statement permitted under the Securities Act of such Restricted Shares, the Company shall promptly give written notice to all holders of Warrants and Restricted Shares of a proposed registration, and shall, subject to the conditions of Section 6.4, use its best efforts to effect promptly any such registration pursuant to a registration statement under the Securities Act of
(a) such Restricted Shares, and (b) all Restricted Shares of the Holder of this Warrant or Restricted Shares which shall have advised the Company in writing within 30 days after the giving of such written notice by the Company of their desire to have their Restricted Shares registered under the Securities Act, for public sale in accordance with the method of disposition described by the holders, and the Company will keep effective such registration and a prospectus related thereto current until the earlier of such time that the Restricted Shares (i) have been sold or (ii) are eligible for sale without restriction pursuant to Rule 144(k) of the Regulations of the Securities and Exchange Commission.

                  6.5 Conditions to Required Registration.

                      (a) The Company shall not be required to register or to use its best efforts to effect any registration of the Restricted Shares under the Securities Act:

                          (i) more than one time in the aggregate for all
holders thereof; or

                          (ii) more than two years after the date on which the
last remaining rights under this Warrant are exercised; or

                          (iii) unless a demand therefor is made to the Company
by the holders of at least 50% of the aggregate number of the Restricted Shares issued or issuable under this Warrant; or

                          (iv) if any holder which has advised the Company in
writing of its desire to have its Restricted Shares (or portion thereof) registered is, in the opinion of counsel for such holder, legally permitted to sell all such shares pursuant to any exemption from the registration requirements of the Securities Act; or

                          (v) any securities other than Restricted Shares.

                      (b) The Company may delay any registration of Restricted Shares required pursuant to Section 6.3 for a period not exceeding 60 days provided the Company shall in good faith determine, as evidenced by resolution of its Board of Directors, that any such registration would adversely affect active negotiations or planning for a proposed or pending merger, stock or asset acquisition or sale of all or substantially all of the Company's assets.

                      (c) The Company may include in the registration statement pursuant to which the Restricted Shares are registered additional securities of the Company to be sold for the account of the Company or other security holders, as long as such inclusion does not adversely affect the registration of the Restricted Shares.

         7.       Miscellaneous Provisions.

                  7.1 Successors. All the covenants and provisions of this Warrant by or for the benefit of the Company shall bind and inure to the benefit of its successors and assigns.

                  7.2 Notices. Any notice, statement or demand authorized by this Warrant to be given or made by the Holder of this Warrant to or on the Company shall be sufficiently given or made if sent by certified mail, or private courier service, postage prepaid, addressed (until another address is provides in writing by the Company to the Holder), as follows:

               Neoware Systems, Inc.
               400 Feheley Drive
               King of Prussia, Pennsylvania 19406
               Attn:  Edward C. Callahan, President and Chief Executive Officer

With a copy to:

               McCausland, Keen & Buckman
               Radnor Court
               259 Radnor-Chester Road, Suite 160
               Radnor, Pennsylvania 19087-5240
               Attn:  Nancy D. Weisberg, Esquire

Any notice, statement or demand authorized by this Warrant to be given or made by the Holder of this Warrant to the Company shall be sufficiently given or made if sent by certified mail or private courier service, postage prepaid, addressed (until another address is provided in writing by the Holder to the Company), as follows:

               Kirlin Holding Corp.
               6901 Jericho Turnpike
               Syosset, New York 11791

                  7.3 Applicable Law. The validity, interpretation, and performance of this Warrant shall be governed in all respects by the laws of the State of New York, without giving effect to conflict of laws.

                  7.4 Effect of Headings. The Section headings herein are for convenience only and are not part of this Warrant and shall not affect the interpretation thereof.

                  IN WITNESS WHEREOF, this Warrant has been duly executed by the Company as of the day and year first above written.

Attest:                                              NEOWARE SYSTEMS, INC.

/s/ Margaret M. Huebsch                        By:/s/Edward C. Callahan, Jr.
-----------------------                           --------------------------
                                               Edward C. Callahan, President and
                                               Chief Executive Officer

                                SUBSCRIPTION FORM
                                -----------------

                                                  Dated __________________, 19__

         The undersigned hereby irrevocably elects to exercise the within Warrant dated as of ________________ to purchase ___________ shares of Common Stock, $.001 par value per share, of Neoware Systems, Inc., a Delaware corporation, and hereby makes payment pursuant to Section 1.1 of the Warrant of $________ in payment of the Warrant Price thereof.

                                       or
                                       --

         The undersigned hereby irrevocably elects to convert its right to purchase __________ shares of Common Stock, $.001 par value per share, of Neoware Systems, Inc., a Delaware corporation, purchasable under the within Warrant dated as of _______________, into __________ shares of Common Stock (based on a "Current Value" of $__________).

                                                  Holder:
                                                  ______________________________

                                                  By:___________________________
                                                  Print Name:___________________
                                                  Title:________________________
                                                  Date:_________________________

                                 ASSIGNMENT FORM

                                                   Date __________________, 19__


         FOR VALUE RECEIVED,____________________________ hereby sells, assigns and transfers unto____________________________________________________________________________
                       (please type or print in block letters)

 _______________________________________________________________________________
                                (insert address)
its right to purchase ___________ shares of Common Stock, $.001 par value per share, of Neoware Systems, Inc., a Delaware corporation (the "Company"), represented by this Warrant and does hereby irrevocably constitute and appoint _________________, Attorney, to transfer the same on the books of the Company, with full power of substitution in the premises.



                                                   _____________________________


                                                   By:__________________________
                                                   Print Name:__________________
                                                   Title:_______________________
                                                   Date:________________________

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR AN EXEMPTION THEREFROM. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF LEGAL COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.


KS-3A                                                              60,000 Shares

                              NEOWARE SYSTEMS, INC.
                              ---------------------

                       Date of Issuance: January 31, 1998
                       Expiration Date: January 31, 2001


                    Warrant for the Purchase of Common Stock
                    ----------------------------------------


         FOR VALUE RECEIVED, Neoware Systems, Inc., a Delaware corporation (the Company"), hereby certifies that Kirlin Holding Corp. or assigns (the "Holder"), is entitled, subject to the provisions of this Warrant, to purchase from the Company, at any time during the Exercise Period (as defined below), up to Sixty Thousand (60,000) shares of Common Stock of the Company. The term "Exercise Period" shall mean the period commencing on the third business day after the ten
(10) consecutive trading day period during which the last sale price of the Common Stock has been at least $7.00 on each day in such period, which period must be completed prior to July 31, 1999, and terminating prior to 5:00 p.m. (Eastern Standard Time) on January 31, 2001 (the "Expiration Date"). The Company in its sole discretion may extend the duration of the Warrant by delaying the Expiration Date.

         The Common Stock purchasable upon exercise of this Warrant may be purchased at an exercise price, subject to adjustment pursuant to Section 2 below, of $7.00 per share (as adjusted pursuant to Section 2 hereof, the "Warrant Price").

         The number of shares of Common Stock to be received upon the exercise of this Warrant and the price to be paid for a share of Common Stock are subject to adjustment from time to time as hereinafter set forth. The shares of Common Stock deliverable upon such exercise, as adjusted from time to time, are hereinafter sometimes referred to as the "Warrant Shares."

         1.       Exercise of Warrant.

                  1.1 Payment. This Warrant may be exercised by the registered holder thereof by surrendering it to the Company at its principal office in King of Prussia, Pennsylvania (or at such other address as the Company may hereafter notify the Holder in writing), with the subscription form, as annexed hereto, duly executed, and by paying in full, either (i) in lawful money of the United States, in cash, good certified check or good bank draft payable to the order of the Company or (ii) by net issuance (as provided below), the Warrant Price for each full share of Common Stock as to which this Warrant is exercised and any and all applicable taxes due in connection with the exercise of this Warrant, the exchange of this Warrant for the Common Stock, and the issuance of the Common Stock.

                  In lieu of the payment of the Warrant Price in the manner provided by this Section 1.1, the registered holder shall have the right (but not the obligation) to convert this Warrant, in whole or in part, into Common Stock ("Conversion Right"), as follows: upon exercise of the Conversion Right, the Company shall deliver to the registered Holder (without payment of any of the Warrant Price) that number of shares of Common Stock equal to the quotient obtained by dividing (x) the "Value" (as defined below) of the portion of the Warrant being converted at the time the Conversion Right is exercised by (y) the "Current Value" (as defined in Section 2.5). The "Value" of the portion of the Warrant being converted shall equal the remainder derived from subtracting (a) the Warrant Price multiplied by the number of shares of Common Stock underlying the portion of the Warrant being converted from (b) the Current Value of the Common Stock multiplied by the number of shares of Common Stock underlying the portion of the Warrant being converted.

                  1.2 Issuance of Certificates. As soon as practicable after the exercise of this Warrant, the Company shall cause to be issued to the registered Holder of this Warrant a certificate or certificates for the number of full shares of Common Stock to which he is entitled, registered in such name or names as may be directed by him, and if the Warrant shall not have been exercised in full, a new Warrant for the number of shares as to which this Warrant shall not have been exercised, reduced by the number of shares of Common Stock deemed to have been surrendered in connection with a net issuance. Notwithstanding the foregoing, the Company shall not be obligated to deliver any securities pursuant to the exercise of this Warrant unless an exemption from registration under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the securities is available. This Warrant may not be exercised by, or securities issued to, the registered Holder in any state in which such exercise would be unlawful. The Company agrees to take all reasonable action necessary to permit the exercise of this Warrant by the Registered Holder in compliance with the Securities Act and applicable state securities laws.

                  1.3 Valid Issuance. All shares of Common Stock issued upon the proper exercise of this Warrant in conformity with the terms contained herein shall be validly issued.

                  1.4 Date of Issuance. Each person in whose name any such certificate for shares of Common Stock is issued shall for all purposes be deemed to have become the holder of record of such shares on the date on which this Warrant was surrendered and payment of the Warrant Price was made, irrespective of the date of delivery of such certificate, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open.

         2.       Adjustments.

                  2.1 Stock Dividends - Split-Ups. If after the date hereof, and subject to the provisions of Section 2.5 below, the number of outstanding shares of Common Stock is increased by a stock dividend payable in shares of Common Stock or by a split-up of shares of Common Stock or other similar event, then, on the day following the date fixed for the determination of holders of Common Stock entitled to receive such stock dividend or split-up, the number of shares issuable on exercise of this Warrant shall be increased in proportion to such increase in outstanding shares and the then applicable Warrant Price shall be correspondingly decreased.

                  2.2 Aggregation of Shares. If after the date hereof, and subject to the provisions of Section 2.5, the number of outstanding shares of Common Stock is decreased by a consolidation, combination or reclassification of shares of Common Stock or other similar event, then, after the effective date of such consolidation, combination or reclassification, the number of shares issuable on exercise of this Warrant shall be decreased in proportion to such decrease in outstanding shares and the then applicable Warrant Price shall be correspondingly increased.

                  2.3 Reorganization. etc. If after the date hereof any capital reorganization or reclassification of the Common Stock of the Company, or consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation or other similar event shall be effected, then, as a condition of such reorganization, reclassification, consolidation, merger, or sale, lawful and fair provision shall be made whereby the Warrant Holder shall thereafter have the right to purchase and receive, upon the basis and upon the terms and conditions specified in this Warrant and in lieu of the shares of Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such shares of stock, securities, or assets as may be issued or payable with respect to or in exchange for the number of outstanding shares of such Common Stock equal to the number of shares of such stock immediately theretofore purchasable and receivable upon the exercise of the rights represented by this Warrant, had such reorganization, reclassification, consolidation, merger, or sale not taken place and in such event appropriate provision shall be made with respect to the rights and interests of the Holder to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Warrant Price and of the number of shares purchasable upon the exercise of the Warrant) shall thereafter be applicable, as nearly as may be in relation to any share of stock, securities, or assets thereafter deliverable upon the exercise hereof. The Company shall not effect any such consolidation, merger, or sale unless prior to the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger, or the corporation purchasing such assets, shall assume by written instrument executed and delivered to the Company the obligation to deliver to the Holder such shares of stock, securities, or assets as, in accordance with the foregoing provisions the Holder may be entitled to purchase.

                  2.4 Notices of Changes in Warrant. Upon every adjustment of the Warrant Price or the number of shares issuable on exercise of this Warrant, the Company shall give written notice thereof to the registered Holder, which notice shall state the Warrant Price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Upon the occurrence of any event specified in Sections 2.1, 2.2, or 2.3, then, in any such event, the Company shall give written notice in the manner set forth above of the record date for such dividend, distribution, or subscription rights, or the effective date of such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, winding up or issuance. Such notice shall also specify the date as of which the holders of Common Stock of record shall participate in such dividend, distribution, or subscription rights, or shall be entitled to exchange their Common Stock for stock, securities, or other assets deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, winding up of issuance. Failure to give such notice, or any defect therein, shall not affect the legality or validity of such event.

                  2.5 No Fractional Shares. Notwithstanding any provision contained in this Warrant to the contrary, the Company shall not issue fractional shares upon exercise of this Warrant. If, by reason of any adjustment made pursuant to this Section 2, the Holder would be entitled, upon the exercise of this Warrant, to receive a fractional interest in a share, the Company shall, upon such exercise, purchase such fractional interest, determined as follows:

                      (i) If the Common Stock is listed on a National Securities Exchange or admitted to unlisted trading privileges on such exchange or listed for trading on the Nasdaq Stock Market or the NASD OTC Bulletin Board, the current value

("Current Value") shall be the last reported sale price of the Common Stock on the principal trading market for the Common Stock on the last business day prior to the date of exercise or conversion of the Warrant or if no such sale is made on such day, the average of the closing bid and asked prices for such day on such exchange; or

                      (ii) If the Common Stock is not listed or admitted to unlisted trading privileges, the Current Value shall be the mean of the last reported bid and asked prices reported by the National Quotation Bureau, Inc. on the last business day prior to the date of the exercise or conversion of the Warrant; or

                      (iii) If the Common Stock is not so listed or admitted to unlisted trading privileges and bid and asked prices are not so reported, the Current Value shall be an amount determined in good faith and in such reasonable manner as may be prescribed by resolution of the Board of Directors of the Company.

         3.       Transfer and Exchange of Warrant.

                  3.1 Procedure for Surrender of Warrant. This Warrant may be surrendered to the Company, together with a written request for exchange, and thereupon the Company shall cause to be issued in exchange therefor one or more new Warrants as requested by the registered Holder of this Warrant so surrendered, representing an equal aggregate number of Warrants; provided, however, that in the event that this Warrant bears a restrictive legend, the Company shall not cancel this Warrant and issue new Warrants in exchange therefor until the Company has received an opinion of counsel stating that such transfer may be made and indicating whether the new Warrants must also bear a restrictive legend.

                  3.2 Fractional Warrants. The Company shall not be required to effect any registration of transfer or exchange which will result in the issuance of a fraction of a Warrant.

                  3.3 Service Charges. No service charge shall be made for any exchange or registration of transfer of this Warrant.

         4. Other Provisions Relating to Rights of the Holder of this Warrant.

                  4.1 No Rights as Stockholder. This Warrant does not entitle the Holder thereof to any of the rights of a stockholder of the Company, including, without limitation, the right to receive dividends, or other distributions, exercise any preemptive rights to vote or to consent or to receive notice as stockholders in respect of the meetings of stockholders or the election of directors of the Company or any other matter.

                  4.2 Lost. Stolen. Mutilated. or Destroyed Warrant. If this Warrant is lost, stolen, mutilated, or destroyed, the Company may on such terms as to indemnify or otherwise as it may in its discretion impose (which shall, in the case of a mutilated

Warrant, include the surrender thereof), issue a new Warrant of like denomination, tenor, and date as this Warrant so lost, stolen, mutilated, or destroyed. Any such new Warrant shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated, or destroyed Warrant shall be at any time enforceable by anyone.

                  4.3 Reservation of Common Stock. The Company shall at all times reserve and keep available a number of its authorized but unissued shares of Common Stock that will be sufficient to permit the exercise in full of this Warrant.

         5. Payment of Taxes. The Company will from time to time promptly pay all taxes and charges that may be imposed upon the Company in respect of the issuance or delivery of shares of Common Stock upon the exercise of this Warrant, but the Company shall not be obligated to pay any transfer taxes in respect of the Warrant or such shares.

         6. Restrictions on Transferability of Warrant and Shares; Registration Rights.

                  6.1 In General. This Warrant and the Common Stock issued upon the exercise hereof shall not be transferable except upon the conditions hereinafter specified, which conditions are intended to insure compliance with the provisions of the Securities Act and any applicable state securities laws in respect of the transfer of this Warrant or any such Common Stock.

                  6.2 Restrictive Legends. This Warrant (including each Warrant issued upon the transfer of any Warrant) shall bear on the face thereof a legend substantially in the form of the notice endorsed on the first page of this Warrant.

                  Each certificate for shares of Common Stock initially issued upon the exercise of this Warrant and each certificate for shares of Common Stock issued to a subsequent transferee of such certificate shall, unless otherwise permitted by the provisions of this Section 6.2, bear on the face thereof a legend reading substantially as follows:

         THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR AN EXEMPTION THEREFROM. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF LEGAL COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN

         COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

                  In the event that a registration statement covering the shares of Common Stock issued upon exercise of this Warrant shall become effective under the Securities Act or in the event that the Company shall receive an opinion of its counsel that, in the opinion of such counsel, such legend is not, or is no longer, necessary or required (including, without limitation, because of the availability of the exemption afforded by Rule 144 of the Regulations of the Securities and Exchange Commission), the Company shall, or shall instruct its transfer agents and registrars to, remove such legend from the certificates evidencing such shares of Common Stock or issue new certificates without such legend in lieu thereof.

                  6.3 Notice of Proposed Transfer. Prior to any proposed transfer of this Warrant or the shares of Common Stock issued upon exercise of this Warrant, the Holder thereof shall give written notice to the Company of its intention to effect such transfer. Each such notice shall describe the manner of the proposed transfer and, if requested by the Company, shall be accompanied by an opinion of counsel satisfactory to the Company to the effect that the proposed transfer may be effected without registration under the Securities Act, whereupon the holder of such securities shall be entitled to transfer such stock in accordance with the terms of this notice. Each certificate for Warrants or Common stock transferred as above provided shall bear the legend set forth in
Section 6.2, except that such certificate shall not bear such legend if the opinion of counsel referred to above is to the further effect that the transferee and any subsequent transferee (other than an affiliate of the Company) would be entitled to transfer such securities in a public sale without registration under the Securities Act. The restrictions provided for in this
Section 8.2 shall not apply to securities which are not required to bear the legend prescribed by Section 6.2 in accordance with the provisions of that Section.

                  6.4 Required Registration and Notice. Subject to the conditions set forth in Section 6.4 hereof, upon the written request of the Holder of this Warrant or shares of Common Stock issued or issuable upon the exercise of the Warrant and evidenced by a certificate required to bear the legend specified in Section 6.2 (the "Restricted Shares") setting forth the Holder's demand that the Company effect the registration pursuant to a registration statement permitted under the Securities Act of such Restricted Shares, the Company shall promptly give written notice to all holders of Warrants and Restricted Shares of a proposed registration, and shall, subject to the conditions of Section 6.4, use its best efforts to effect promptly any such registration pursuant to a registration statement under the Securities Act of
(a) such Restricted Shares, and (b) all Restricted Shares of the Holder of this Warrant or Restricted Shares which shall have advised the Company in writing within 30 days after the giving of such written notice by the Company of their desire to have their Restricted Shares registered under the Securities Act, for public sale in accordance with the method of disposition described by the holders, and the Company will keep effective such registration and a prospectus related thereto current until the earlier of such time that the Restricted Shares (i) have been sold or (ii) are eligible for sale without restriction pursuant to Rule 144(k) of the Regulations of the Securities and Exchange Commission.

                  6.5 Conditions to Required Registration.

                      (a) The Company shall not be required to register or to use its best efforts to effect any registration of the Restricted Shares under the Securities Act:

                          (i) more than one time in the aggregate for all
holders thereof; or

                          (ii) more than two years after the date on which the
last remaining rights under this Warrant are exercised; or

                          (iii) unless a demand therefor is made to the Company
by the holders of at least 50% of the aggregate number of the Restricted Shares issued or issuable under this Warrant; or

                          (iv) if any holder which has advised the Company in
writing of its desire to have its Restricted Shares (or portion thereof) registered is, in the opinion of counsel for such holder, legally permitted to sell all such shares pursuant to any exemption from the registration requirements of the Securities Act; or

                          (v) any securities other than Restricted Shares.

                      (b) The Company may delay any registration of Restricted Shares required pursuant to Section 6.3 for a period not exceeding 60 days provided the Company shall in good faith determine, as evidenced by resolution of its Board of Directors, that any such registration would adversely affect active negotiations or planning for a proposed or pending merger, stock or asset acquisition or sale of all or substantially all of the Company's assets.

                      (c) The Company may include in the registration statement pursuant to which the Restricted Shares are registered additional securities of the Company to be sold for the account of the Company or other security holders, as long as such inclusion does not adversely affect the registration of the Restricted Shares.

         7.       Miscellaneous Provisions.

                  7.1 Successors. All the covenants and provisions of this Warrant by or for the benefit of the Company shall bind and inure to the benefit of its successors and assigns.

                  7.2 Notices. Any notice, statement or demand authorized by this Warrant to be given or made by the Holder of this Warrant to or on the Company shall be sufficiently given or made if sent by certified mail, or private courier service, postage prepaid, addressed (until another address is provides in writing by the Company to the Holder), as follows:

                Neoware Systems, Inc.
                400 Feheley Drive
                King of Prussia, Pennsylvania 19406
                Attn:  Edward C. Callahan, President and Chief Executive Officer

With a copy to:

                McCausland, Keen & Buckman
                Radnor Court
                259 Radnor-Chester Road, Suite 160
                Radnor, Pennsylvania 19087-5240
                Attn:  Nancy D. Weisberg, Esquire

Any notice, statement or demand authorized by this Warrant to be given or made by the Holder of this Warrant to the Company shall be sufficiently given or made if sent by certified mail or private courier service, postage prepaid, addressed (until another address is provided in writing by the Holder to the Company), as follows:

                Kirlin Holding Corp.
                6901 Jericho Turnpike
                Syosset, New York 11791

                  7.3 Applicable Law. The validity, interpretation, and performance of this Warrant shall be governed in all respects by the laws of the State of New York, without giving effect to conflict of laws.

                  7.4 Effect of Headings. The Section headings herein are for convenience only and are not part of this Warrant and shall not affect the interpretation thereof.

                  IN WITNESS WHEREOF, this Warrant has been duly executed by the Company as of the day and year first above written.

Attest:                                    NEOWARE SYSTEMS, INC.

/s/ Margaret M. Huebsch                    By: /s/ Edward C. Callahan, Jr.
                                               ---------------------------------
                                               Edward C. Callahan, President and
                                               Chief Executive Officer

                                SUBSCRIPTION FORM
                                -----------------

                                                  Dated __________________, 19__

         The undersigned hereby irrevocably elects to exercise the within Warrant dated as of ________________ to purchase _________________shares of Common Stock, $.001 par value per share, of Neoware Systems, Inc., a Delaware corporation, and hereby makes payment pursuant to Section 1.1 of the Warrant of $_____________ in payment of the Warrant Price thereof.

                                       or
                                       --

         The undersigned hereby irrevocably elects to convert its right to purchase __________ shares of Common Stock, $.001 par value per share, of Neoware Systems, Inc., a Delaware corporation, purchasable under the within Warrant dated as of _______________, into __________ shares of Common Stock (based on a "Current Value" of $__________).

                                                Holder:
                                                ________________________________

                                                By:_____________________________
                                                Print Name:_____________________
                                                Title:__________________________
                                                Date:___________________________

                                 ASSIGNMENT FORM

                                                   Date __________________, 19__


         FOR VALUE RECEIVED, ______________________________ hereby sells, assigns and transfers

unto____________________________________________________________________________
                      (please type or print in block letters)
_______________________________________________________________________________
                                (insert address)

its right to purchase ________________shares of Common Stock, $.001 par value per share, of Neoware Systems, Inc., a Delaware corporation (the "Company"), represented by this Warrant and does hereby irrevocably constitute and appoint _________________, Attorney, to transfer the same on the books of the Company, with full power of substitution in the premises.



                                                  ______________________________


                                                  By:___________________________
                                                  Print Name:___________________
                                                  Title:________________________
                                                  Date:_________________________